Supplement Dated September 30, 2019
To the Product Prospectuses dated May 1, 2019 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that they have approved a plan of liquidation for the LVIP Goldman Sachs Income Builder Fund. The liquidation of the fund will only occur if the plan is approved by shareholder vote. If shareholders vote to approve the liquidation, the fund will be liquidated on or about October 18, 2019, and will no longer be available as an investment option under your Policy.  You must transfer all money out of the LVIP Goldman Sacs Income Builder Fund Subaccount and into another Subaccount within your Policy prior to the close of business October 17, 2019.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount on October 18, 2019. Once this transfer occurs, any future allocations that you previously designated to the LVIP Goldman Sachs Income Builder Fund Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. You will need to provide us with allocation instructions if you wish to make a change from this investment. For complete details regarding this fund liquidation, please refer to the fund's prospectus, as supplemented.

Please retain this Supplement for future reference.